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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2010

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                     44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                        1415 Louisiana Street, Suite 4100
                                 Houston, Texas                    77001
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03.    Material Modification to Rights of Security Holders.

Please  see  the  disclosure   under  Item  5.03  regarding  the  amendment  and
restatement of Gateway Energy Corporation's (the "Company") Bylaws, which is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on March 24, 2010, the Company's Board approved amendments to Article 1, Section 10 of the Company's Bylaws revising the procedures for stockholder action by written consent.

This description is a summary of the amendments to the Bylaws and is qualified in its entirety by reference to the Bylaws, as amended (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2.

Item 7.01 Regulation FD Disclosure.

On March 25, 2010, the Company issued a press release announcing that its Board of Directors has formed a special committee to consider strategic alternatives. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

The information in this Report is provided under Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.                Description of Exhibit
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3.1                        Bylaws (marked for changes).

3.2                        Bylaws, as amended March 24, 2010.

99.1                       Press Release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  March 25, 2010

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                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
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3.1                        Bylaws (marked for changes).

3.2                        Bylaws, as amended March 24, 2010.

99.1                       Press Release.